VANGUARD(R) PRIMECAP FUND

ANNUAL REPORT - DECEMBER 31, 2000

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard PRIMECAP Fund earned 4.5% during its 2000 fiscal year, far above the average return of its peers.

* Technology shares took a beating during 2000, dragging down the overall stock market and the returns of mutual funds that invested heavily in companies that soared in 1999.

* PRIMECAP held a big stake in technology companies--about $4 out of every $10 in assets was in tech--but its picks held up much better than those of its competitors.

CONTENTS

  1 Letter from the Chairman

  6 Report from the Adviser

 10 Fund Profile

 11 Glossary of Investment Terms

 12 Performance Summary

 13 Report on After-Tax Returns

 14 Financial Statements

 22 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

During 2000, VANGUARD PRIMECAP FUND earned 4.5%, a return that was far above the results for its comparative measures, but far below the gains it had achieved during the previous several years. The fund was hurt late in the year by the general decline in technology shares, but superior stock picking limited the damage.

     As you can see in the adjacent table, your fund's total return (capital change plus reinvested dividends) was more than 7 percentage points ahead of that of its average peer and a remarkable 13.6 percentage points ahead of the return of the Standard & Poor's 500 Index. Our return also far outdistanced the return of the Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market.


2000 TOTAL RETURNS                FISCAL YEAR ENDED
                                        DECEMBER 31
---------------------------------------------------
Vanguard PRIMECAP Fund                         4.5%
Average Multi-Cap Core Fund*                  -3.0
S&P 500 Index                                 -9.1
---------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's total return is based on a change in net asset value from $62.07 per share on December 31, 1999, to $60.38 per share on December 31, 2000, and is adjusted for a dividend of $0.49 per share paid from net investment income and distributions totaling $4.05 per share paid from net realized capital gains.

     If you own Vanguard PRIMECAP Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.


MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2000

                                               ONE           THREE          FIVE
                                              YEAR           YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                   -9.1%           12.3%         18.3%
Russell 2000 Index (Small-caps)              -3.0             4.6          10.3
Wilshire 5000 Index (Entire market)         -11.0            10.7          16.7
MSCI EAFE Index (International)             -14.0             9.6           7.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Entire market)                            11.6%            6.4%          6.5%
Lehman 10 Year Municipal Bond Index          10.8             5.3           5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    6.0             5.2           5.2
================================================================================
CPI
Consumer Price Index                          3.4%            2.6%          2.5%
--------------------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic formula to near-poison among investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were driven to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

     Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

--------------------------------------------------------------------------------
The overall U.S. stock market recorded its first negative return since 1994 and its worst calendar- year performance since 1974.
--------------------------------------------------------------------------------

     The overall U.S. stock market, as measured by the Wilshire 5000 Index, recorded its first negative return since 1994 and its worst calendar-year performance since 1974.

     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S. dollar threatened corporate profits from foreign operations. The Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates 0.5%.)

--------------------------------------------------------------------------------
The big winners in 2000 were in health care, utilities, energy, and financial services.
--------------------------------------------------------------------------------

     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. And by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

SOME STOCKS SURGE

Amid the declines, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. After five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed their growth counterparts and posted solid positive returns. The value stocks within the Russell 3000 Index, a benchmark of large- to small-capitalization U.S. stocks, rebounded after a slow start, ending with an 8.0% 12-month return. The growth stocks within the Russell 3000, on the other hand, returned -22.4%. When results are sorted by market capitalization, mid-cap stocks did the best overall (the Standard & Poor's MidCap 400 Index returned 17.5%), followed by small-cap stocks.

--------------------------------------------------------------------------------
By certain measures, 2000 was a better year for stocks than 1999.
--------------------------------------------------------------------------------

     Oddly,  by certain  measures,  2000 was a better year for stocks than 1999:
Almost 47% of the stocks in the Russell 3000, for example, had positive returns, compared with about 45% the previous year. However, most market indexes are weighted according to market capitalization, so the declines of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks skewed results in the other direction.

BONDS SHINE

High-quality bonds benefited from their status as a haven from stock market volatility and from a belief that the slower economy would forestall inflation. Also helping bond prices was shrinkage in the supply of securities issued by the U.S. Treasury and many state governments, as budget surpluses reduced the need for them to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed bonds. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%. Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results.

     Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

2000 PERFORMANCE OVERVIEW

Vanguard PRIMECAP Fund's 4.5% return was its lowest since 1990, when it dropped by -2.8%. However, the fund's performance versus its mutual fund peers was one of the best in its 16-year life span. Like the overall U.S. stock market, the PRIMECAP Fund got off to a strong start, earning 16.3% during the first half of the year. The fund returned nearly 23% through the end of August, but the slide in technology stocks picked up speed in early September and many market indexes headed generally lower during the rest of the year.

--------------------------------------------------------------------------------
PRIMECAP Fund's technology stocks held up much better than the index sector.
--------------------------------------------------------------------------------

     The story of the fund's performance--both on an absolute basis and relative to our benchmarks--centers on the technology sector. Technology companies represented the largest weighting in the fund, by far, accounting for an average of 40% of its assets during the year. However, the technology companies the fund owned held up much better than the overall tech sector. Though our investment adviser, PRIMECAP Management Company, invests heavily in technology stocks, it has generally avoided the most richly valued tech companies. (The Report from the Adviser, which begins on page 6, provides details about specific securities.) In fact, while our technology investments declined an average of about -6% during the fiscal year, the S&P 500 Index's tech companies plunged a dispiriting -39%.

     Generally, both our average peer and the major market indexes had larger commitments to some of the high-flying companies that were hardest hit by the tech free fall.

     We were also aided by our investment adviser's decision to hold a relatively small stake in the consumer discretionary sector, which performed poorly during the year. Our underweighting, combined with strong stock picking, helped provide solid relative results. Our performance was also helped by our adviser's selections among producer durables companies, a group that includes many technology-related businesses.

     On the negative side, our lack of exposure to consumer staples companies hurt our relative performance, as did some subpar selections in the auto & transportation sector.

LONG-TERM PERFORMANCE OVERVIEW

Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. The table below presents the average annual returns for our fund, its average peer and the S&P 500 Index over the past decade. The table also presents the results of hypothetical $10,000 investments. Our margin over our average mutual fund competitor is simply terrific, amounting to more than three times the initial investment.

-----------------------------------------------------------------
TOTAL RETURNS                                     TEN YEARS ENDED
                                                DECEMBER 31, 2000

                                 AVERAGE           FINAL VALUE OF
                                  ANNUAL                A $10,000
                                  RETURN       INITIAL INVESTMENT
-----------------------------------------------------------------
Vanguard PRIMECAP Fund             22.7%                 $ 77,500
Average Multi-Cap Core Fund        16.0                    44,018
S&P 500 Index                      17.5                    49,979
-----------------------------------------------------------------

     During the 1990s, the fund earned double-digit returns in all but two years. And during the second half of that decade, the fund's lowest one-year return was 18.3%. We salute the PRIMECAP Management team for its superb work.

     It's important to note that the fund's fine past record does not erase its future risk. As we have just seen, the fund is by no means immune to downturns. And because our adviser emphasizes particular segments of the market--or certain stocks--from time to time, there is always the chance for declines or for returns that are far lower than those of the broader market.

     Our goal is to provide returns that outpace those of our average competitor. We have achieved this in the past and expect to do so in the future. However, we are not foolish enough to make predictions about absolute returns, other than to say that there's an excellent chance that they won't be nearly as high in the next ten years as they were during the past decade, when PRIMECAP earned double the long-term average return of stocks. Preparing for lower returns is not only realistic, but practical. All investors should prefer that surprises provided by the financial markets are pleasant ones.

     Our confidence in the strength of our future performance relative to our peers is based on the skill of our investment manager and on our significant cost advantage. Our fund's annualized expense ratio is 0.48%, or $4.80 per $1,000 of assets, versus the 1.38% ($13.80 per $1,000) charged by the average multi-cap core fund, according to data from Lipper Inc. This advantage provides our shareholders an important edge year after year.

IN SUMMARY

During 2000, many investors were reminded that diversification matters. Sadly, for many aggressive investors, it was a painful reminder. So, after a year when the investment environment was extremely difficult, we offer the same counsel that we did in previous years, when investing seemed easy: Build a diversified portfolio of stock funds, bond funds, and short-term investments, and stick with it. Thank you for your continued confidence in our fund.

SINCERELY,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


JANUARY 12, 2001

REPORT
 FROM THE ADVISER                                    PRIMECAP MANAGEMENT COMPANY

During 2000, vanguard primecap fund produced a total return of 4.5%, versus returns of -9.1% for the unmanaged S&P 500 Index and -3.0% for the average multi-cap core fund.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.
--------------------------------------------------------------------------------

     In an absolute sense, our 4.5% return pales in comparison with the average 22.7% annual return posted by PRIMECAP Fund during the last decade. However, relative to our competitive benchmarks, the year's results were excellent. The performance was particularly impressive considering that, on average during the year, more than half of the fund's assets were in the technology sector and the technology-laden producer durables sector. In the S&P 500 Index, the technology sector declined nearly -40%. The Nasdaq Composite Index, which is heavily concentrated in technology shares, plummeted -38.7%. Outstanding stock selection within the technology and consumer discretionary sectors accounted for virtually all of the year's favorable relative results.

THE INVESTMENT ENVIRONMENT

During the second half of 2000, the investment environment changed markedly and swiftly. The euphoria that had characterized technology investing during the last couple of years disintegrated into paranoia, as fears of decelerating growth and profit disappointments became a widespread reality. Profit warnings were issued by companies in every segment of technology--including previously invincible groups such as dot-coms and optical networking companies. Investors were no longer chanting the mantra of "insatiable demand" and "boundless growth" but instead were questioning whether many dot-com business models offered any reasonable economic rationale whatsoever. Valuation, which had seemed like an obsolete exercise, became important to investors once again.

     The other notable  change in the investment  environment  was the sustained high cost of energy. Consequently, companies involved in the exploration, production, generation, transmission, or distribution of energy enjoyed their best year in a decade. The stocks of crude oil producers soared 90%, gas pipeline stocks rose 71%, the shares of electric utilities gained 54%, and oil well equipment and services stocks increased 36%. Conversely, economically sensitive industrial manufacturers and transportation companies that are heavy energy consumers experienced lower profits and stock prices.

OUR SUCCESSES

Successfully navigating through the carnage in technology stocks was the single most important determinant in the year's favorable results for PRIMECAP Fund. Although the fund's tech and tech-related holdings declined -12.8%, this was a notable achievement in light of the sector's return of about -39% in the broader market. By never losing sight of valuation levels, we avoided dot-com and overly speculative new-economy companies.

     Our stock selection within the consumer discretionary area and our decision to substantially underweight the sector also contributed meaningfully to the year's performance advantage versus the S&P 500 Index. Consumer discretionary stocks were the index's second-worst-performing sector, after technology, falling about -28%. Investors, noting the slowing economy and high fuel costs, doubted the strength of consumer spending on discretionary items in the intermediate term. Despite this backdrop, our selections appreciated about 17%. Our largest holding in the sector, for most of the year, Robert Half International, gained 86%. Harcourt General, the fund's second-largest holding in the sector, climbed 45%.

OUR SHORTFALLS

The biggest penalty to the fund's performance was our minimal representation in financial services stocks, which at year-end accounted for 18.3% of the S&P 500 Index and enjoyed a return of about 25% in 2000.

     Most of our misjudgments in 2000 were attributable to poor sector allocation. Some of these misjudgments resulted from not completely anticipating and fully executing on two important economic developments--surging energy costs and a slowing economy.

     The logical beneficiaries of elevated energy prices are suppliers of energy--the integrated oil companies, electric utilities, crude producers, gas pipelines, etc. As mentioned earlier, stocks in these energy-related groups performed exceedingly well. Unfortunately, our commitment to these groups was well shy of the index's weighting.

     Similarly, as concern about a slowing economy escalates, one would expect investors to flock to traditionally defensive sectors such as health care and consumer staples. This is precisely what occurred during the year. Health care and consumer staples proved to be two of the best-performing sectors in the index, recording gains of 36% and 18%, respectively. We were underweighted in consumer staples.

OUR PORTFOLIO POSITION

As we enter 2001, the fund's structure looks basically the same as a year ago, with a few moderate changes. Technology holdings remain a substantial 37.4% of stock holdings, although this represents a considerable reduction from 46.6% one year ago. We reduced several positions during 2000 because valuations appeared excessive to us.

     Technology's pervasive role in our everyday lives will continue to expand in the foreseeable future, and so our belief in the long-term outlook for technology stocks remains steadfast. Nevertheless, the first half of 2001 could prove difficult for technology stocks because materially slower growth rates are expected. As was the case last year, security selection will be critically important. We expect to see many new-economy stocks change their focus from ambitious growth to basic survival. Some will seek partners to survive, while others will simply cease operations. The fund's technology investments are concentrated in financially strong and innovative companies with clear competitive advantages. Our top ten technology holdings, representing more than 75% of the fund's commitment to the sector, are Adobe Systems, Texas
Instruments, Micron Technology, General Motors Class H (GM Hughes), Sabre Holdings, LM Ericsson Telephone, Motorola, Sony, Applera's Applied Biosystems, and Intel. By this time next year, we expect that companies such as these will have strengthened their market position and that growth rates will be on the upswing. In our opinion, current valuations are sufficiently attractive to emphasize these names today.

     Consumer discretionary stocks are the area of greatest increased focus for the fund. A year ago, we had a 4.8% allocation to the sector, well below the group's 13.9% weighting within the S&P 500. We began 2001 with 9.8% of equities in this sector versus 10.8% for the index. Our additions have been concentrated in high-quality retailers such as Lowe's, Target, Best Buy, and TJX. Each of these retailers ranks number 1 or 2 in its respective market and offers significant growth potential at attractive valuations. We have also initiated a position in Eastman Kodak, whose price is depressed due to weak results over the last few years. However, the era of digital photography is dawning, and Kodak should be positioned to prosper in this era.

     We also have added to our positions in energy, most notably Anadarko Petroleum, and long-distance telephone companies. Inadequate global investment in developing energy reserves over the last decade will lead to a period of sustained high energy prices and attractive returns for suppliers.

     We believe the telecommunications market is undergoing a phase of rationalization and consolidation similar to what dot-com companies are experiencing. In recent years, countless new telephone companies were formed with seemingly unlimited access to inexpensive capital. Driven by extraordinary growth in data traffic via the Internet, the notion of insatiable demand for bandwidth motivated tremendous additions to telecom capacity. Unfortunately, this coincided with a maturing market for voice traffic and a slowing economy. Suddenly, the industry faced excess capacity and rapidly falling prices. As the industry's growth and profitability disappointed Wall Street, investors battered the shares and began questioning the viability of recent industry entrants. We think that the process of reducing excess capacity has begun, and we expect to see accelerating consolidation in the industry during the next year. We are always interested in businesses that enjoy rapid unit growth. Telecommunications fits that bill, and current valuations are compelling. Consequently, we initiated positions in WorldCom and Sprint.

     In summary, the fund is positioned somewhat more defensively and is more diversified than a year ago. Our technology commitment, although still substantial, has been meaningfully reduced. The sectors where we have increased holdings sell at depressed valuations and offer attractive unit-growth potential.


HOWARD B. SCHOW                                            THEO A.  KOLOKOTRONES
PORTFOLIO MANAGER                                          PORTFOLIO MANAGER

                                 JOEL P. FRIED
                               PORTFOLIO MANAGER


January 12, 2001

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged index. Key terms are defined on page 11.

----------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           S&P
                              FUND         500
----------------------------------------------
Number of Stocks               115         500
Median Market Cap           $16.3B     $ 71.6B
Price/Earnings Ratio         19.7x       26.0x
Price/Book Ratio              3.4x        4.7x
Yield                         0.8%        1.2%
Return on Equity             18.4%       23.7%
Earnings Growth Rate         14.3%       15.5%
Foreign Holdings              6.8%        1.4%
Turnover Rate                  11%          --
Expense Ratio                0.48%          --
Cash Investments             10.2%          --
----------------------------------------------



----------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)


Pharmacia Corp.                           6.0%
  (pharmaceuticals)
Adobe Systems, Inc.                       5.1
  (software)
Texas Instruments, Inc.                   4.7
  (electrical & electronics)
Micron Technology, Inc.                   3.2
  (electrical & electronics)
FedEx Corp.                               2.9
  (air transportation)
Guidant Corp.                             2.6
  (medical)
Delta Air Lines, Inc.                     2.6
  (air transportation)
AMR Corp.                                 2.4
  (air transportation)
General Motors Corp. Class H              2.4
  (telecommunications)
Sabre Holdings Corp.                      2.4
  (software)
----------------------------------------------
Top Ten                                  34.3%
----------------------------------------------



---------------------------------------------
VOLATILITY MEASURES

                                          S&P
                              FUND        500
---------------------------------------------
R-Squared                     0.68       1.00
Beta                          0.97       1.00
---------------------------------------------



-----------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                            S&P
                                FUND        500
-----------------------------------------------
Auto & Transportation          14.5%       1.7%
Consumer Discretionary          9.8       10.8
Consumer Staples                0.0        7.2
Financial Services              3.8       18.3
Health Care                    15.4       14.1
Integrated Oils                 1.1        5.2
Other Energy                    3.1        2.4
Materials & Processing          3.3        2.5
Producer Durables               7.9        2.9
Technology                     37.4       20.3
Utilities                       1.5        8.5
Other                           2.2        6.1
-----------------------------------------------


-----------------------------
INVESTMENT FOCUS

[CHART APPEARS HERE]


MARKET CAP      LARGE
STYLE           GROWTH
-----------------------------

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1990-DECEMBER 31, 2000

                      PRIMECAP                 S&P 500 INDEX
--------------------------------------------------------------------------------

1991                      33.1                          30.5
1992                       9.0                           7.6
1993                      18.0                          10.1
1994                      11.4                           1.3
1995                      35.5                          37.6
1996                      18.3                          23.0
1997                      36.8                          33.4
1998                      25.4                          28.6
1999                      41.3                          21.0
2000                       4.5                          -9.1
--------------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       DECEMBER 31, 1990-DECEMBER 31, 2000


                                    AVERAGE
                      PRIMECAP    MULTI-CAP       S&P 500
                          FUND    CORE FUND         INDEX

         199012         10000         10000         10000
         199103         12318         11542         11453
         199106         11941         11492         11426
         199109         12392         12213         12037
         199112         13314         13225         13047
         199203         13202         13156         12717
         199206         12820         12986         12959
         199209         12952         13369         13368
         199212         14512         14400         14041
         199303         15257         14851         14654
         199306         15653         14939         14725
         199309         16481         15550         15106
         199312         17128         15950         15456
         199403         17068         15472         14870
         199406         17208         15195         14932
         199409         18673         15952         15662
         199412         19082         15697         15660
         199503         20984         16935         17185
         199506         23907         18363         18825
         199509         25948         19825         20321
         199512         25853         20638         21544
         199603         26731         21808         22701
         199606         28078         22645         23720
         199609         28543         23413         24453
         199612         30587         24890         26491
         199703         32037         24890         27201
         199706         37034         28536         31950
         199709         44341         31404         34343
         199712         41840         31391         35329
         199803         46221         35334         40258
         199806         46838         35479         41587
         199809         40737         30760         37450
         199812         52486         37087         45426
         199903         55608         38148         47689
         199906         61853         41154         51051
         199909         61875         38528         47863
         199912         74185         45444         54985
         200003         88681         47893         56245
         200006         86296         46562         54751
         200009         83245         47251         54221
         200012         77500         44018         49979
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2000    FINAL VALUE
                                ----------------------------------  OF A $10,000
                                1 YEAR       5 YEARS      10 YEARS    INVESTMENT
--------------------------------------------------------------------------------
PRIMECAP Fund                    4.47%        24.55%        22.72%      $ 77,500
Average Multi-Cap Core Fund*    -2.96         16.38         15.97         44,018
S&P 500 Index                   -9.10         18.33         17.46         49,979
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

------------------------------------------------------------------------------------------------
PRE-TAX AND AFTER-TAX                                            PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS
                                       ONE YEAR             FIVE YEARS            TEN YEARS
                                   PRE-TAX AFTER-TAX     PRE-TAX AFTER-TAX     PRE-TAX AFTER-TAX
------------------------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                4.5%      2.7%       24.6%     22.9%       22.7%     21.2%
Average Large-Cap Growth Fund*      -14.1     -16.2        18.1      15.2        17.1      14.5
------------------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 DECEMBER 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                         SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (13.1%)
*(1)FedEx Corp.                               $   15,896,000      $      635,204
 (1)Delta Air Lines, Inc.                         11,190,800             561,638
*(1)AMR Corp.                                     13,477,800             528,161
    Southwest Airlines Co.                        13,058,250             437,843
    Union Pacific Corp.                            5,800,000             294,350
    General Motors Corp.                           2,632,365             134,086
    UAL Corp.                                      2,300,000              89,556
*(1)Alaska Air Group, Inc.                         2,540,000              75,565
 (1)Airborne, Inc.                                 3,400,000              33,150
    ArvinMeritor, Inc.                             1,800,600              20,482
    United Parcel Service, Inc.                      315,270              18,542
    Fleetwood Enterprises, Inc.                    1,238,100              13,000
                                                                  --------------
                                                                  $    2,841,577
                                                                  --------------
CONSUMER DISCRETIONARY (8.9%)
    Eastman Kodak Co.                              7,710,000             303,581
*(1)Robert Half International, Inc.               10,400,000             275,600
 (1)Harcourt General, Inc.                         4,332,200             247,802
    Lowe's Cos., Inc.                              4,954,300             220,466
    Target Corp.                                   4,749,000             153,155
    TJX Cos., Inc.                                 5,367,400             148,945
*   Best Buy Co., Inc.                             3,485,000             103,025
*(1)The Neiman Marcus Group, Inc.
     Class A                                       2,455,700              87,331
    Manpower Inc.                                  1,829,400              69,517
    News Corp. Ltd. Pfd. ADR                       2,250,000              65,391
    The Walt Disney Co.                            1,800,000              52,088
 (1)The McClatchy Co. Class A                      1,000,000              42,625
*(1)The Neiman Marcus Group, Inc.
     Class B                                       1,124,511              37,249
*   Fox Entertainment Group, Inc.
     Class A                                       1,500,000              26,813
    NIKE, Inc. Class B                               400,000              22,325
*   Abercrombie & Fitch Co.                          800,000              16,000
    Block Drug Co. Class A                           286,443              15,092
    Dillard's Inc.                                 1,241,500              14,665
*   AutoZone Inc.                                    300,000               8,550
    Tiffany & Co.                                    262,000               8,286
    Mattel, Inc.                                     250,000               3,610
    The Gap, Inc.                                     90,000               2,295
*   GC Cos.                                          200,000                 400
                                                                  --------------
                                                                  $    1,924,811
                                                                  --------------
FINANCIAL SERVICES (3.4%)
    Bank One Corp.                                 3,049,300             111,681
    Wells Fargo Co.                                2,000,000             111,375
    Torchmark Corp.                                2,600,000              99,938
    The CIT Group, Inc.                            4,000,000              80,500
    The Chubb Corp.                                  800,000              69,200
    Jefferson-Pilot Corp.                            800,000              59,800
    St. Paul Cos., Inc.                            1,100,000              59,744
    Transatlantic Holdings, Inc.                     562,500              59,555
    Lincoln National Corp.                         1,000,000              47,313
    UnumProvident Corp.                            1,500,000              40,313
                                                                  --------------
                                                                  $      739,419
                                                                  --------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
HEALTH CARE (13.8%)
    Pharmacia Corp.                           $   21,431,681      $    1,307,333
*   Guidant Corp.                                 10,421,264             562,097
    Novartis AG ADR                                7,900,000             353,525
    Medtronic, Inc.                                3,465,000             209,199
    Biomet, Inc.                                   5,233,500             207,705
    Johnson & Johnson                              1,250,000             131,328
*   Boston Scientific Corp.                        5,175,000              70,833
*   Biogen, Inc.                                     750,000              45,047
*   Applera Corp.-Celera
    Genomics Group                                 1,073,600              38,582
*   Amgen, Inc.                                      442,000              28,260
*   BioChem Pharma Inc.                              780,200              24,966
*   Chiron Corp.                                     445,000              19,803
*(2)Syngenta AG ADR                                  765,768               8,376
*   Genentech, Inc.                                   77,736               6,335
                                                                  --------------
                                                                  $    3,013,389
                                                                  --------------
INTEGRATED OILS (1.0%)
    Amerada Hess Corp.                             3,015,000             220,283
                                                                  --------------

OTHER ENERGY (2.8%)
    Anadarko Petroleum Corp.                       5,000,000             355,400
(1) Noble Affiliates, Inc.                         3,200,000             147,200
(1) Pogo Producing Co.                             3,200,000              99,600
    Enron Corp.                                       22,400               1,862
                                                                  --------------
                                                                  $      604,062
                                                                  --------------
MATERIALS & PROCESSING (2.9%)
    Potash Corp. of
    Saskatchewan, Inc.                             2,400,000             187,950
    Sigma-Aldrich Corp.                            3,100,000             121,869
    Engelhard Corp.                                5,200,000             105,950
    Temple-Inland Inc.                             1,300,000              69,713
(1) Granite Construction Co.                       2,100,000              60,769
    OM Group, Inc.                                 1,036,400              56,613
(1) MacDermid, Inc.                                1,701,000              32,319
                                                                  --------------
                                                                  $      635,183
                                                                  --------------
PRODUCER DURABLES (7.1%)
    Caterpillar, Inc.                              5,770,000             272,993
*(1)Plantronics, Inc.                              4,824,000             226,728
 (1)Tektronix, Inc.                                6,629,600             223,335
 (1)Millipore Corp.                                2,820,000             177,660
*   Lexmark International, Inc.                    4,000,000             177,250
    Deere & Co.                                    2,448,500             112,172
*   Agilent Technologies, Inc.                     1,678,160              91,879
    Pitney Bowes, Inc.                             2,400,000              79,500
    Nokia Corp. ADR                                1,232,000              53,592
    Kennametal, Inc.                               1,260,000              36,698
*   Dionex Corp.                                   1,020,000              35,190
    Donaldson Co., Inc.                            1,080,000              30,038
    Pall Corp.                                       750,000              15,984
    Molex, Inc.                                      244,140               8,667
    Molex, Inc. Class A                              244,140               6,210
                                                                  --------------
                                                                  $    1,547,896
                                                                  --------------
TECHNOLOGY (33.5%)
  COMMUNICATIONS TECHNOLOGY (8.3%)
* General Motors Corp.
     Class H                                      22,872,093             526,058
  LM Ericsson Telephone Co.
     ADR Class B                                  38,488,888             430,594
  Motorola, Inc.                                  20,645,550             418,072
  Nortel Networks Corp.                            9,249,200             296,552
* Tellabs, Inc.                                    2,500,000             141,250

COMPUTER SERVICES, SOFTWARE & SYSTEM (8.9%)
(1) Adobe Systems, Inc.                           18,960,000           1,103,235
(1) Sabre Holdings Corp.                          11,904,428             513,378
*   Microsoft Corp.                                7,500,000             325,313


COMPUTER TECHNOLOGY (2.0%)
    Hewlett-Packard Co.                           10,400,000             328,250
    Compaq Computer Corp.                          6,500,000              97,825
*(1)Evans & Sutherland Computer Corp.                732,500               5,677

ELECTRONICS (1.9%)
    Sony Corp. ADR                                 5,847,400             407,856


ELECTRONICS--SEMICONDUCTORS/COMPONENTS (9.9%)
    Texas Instruments, Inc.                       21,514,000           1,019,226
*   Micron Technology, Inc.                       19,387,000             688,239
    Intel Corp.                                   12,750,000             383,297
*   Xilinx, Inc.                                   1,000,000              46,125
*   LSI Logic Corp.                                1,400,000              23,926


ELECTRONICS--TECHNOLOGY (0.7%)
    Symbol Technologies, Inc.                      2,500,000              90,000
*(1)Coherent, Inc.                                 1,800,000              58,500

SCIENTIFIC EQUIPMENT & SUPPLIES (1.8%)
Applera Corp.-Applied
  Biosystems Group                                 4,310,000             405,409
                                                                  --------------
                                                                  $    7,308,782
                                                                  --------------
UTILITIES (1.4%)
*   WorldCom, Inc.                                10,847,800             152,547
    Sprint Corp.                                   5,927,200             120,396
*   Global Crossing Ltd.                           1,650,000              23,616
                                                                  --------------
                                                                  $      296,559
                                                                  --------------

OTHER (1.9%)                                                             409,285
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $12,359,052)                                              $   19,541,246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        FACE              MARKET
                                                      AMOUNT              VALUE*
PRIMECAP FUND                                          (000)               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
    Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.10%, 1/2/2001--Note G                     $      7,001       $      7,001
    6.14%, 1/2/2001                                2,193,169          2,193,169

--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $2,200,170)                                                 2,200,170
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
    (Cost $14,559,222)                                               21,741,416
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
    Other Assets--Note C                                                110,614
    Liabilities--Note G                                                 (89,919)
                                                                  --------------
                                                                   $     20,695
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
    Applicable to 360,427,640 outstanding
     $.001 par value shares of beneficial
    interest (unlimited authorization)                            $  21,762,111
================================================================================

NET ASSET VALUE PER SHARE                                         $       60.38
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,172,726,000.
(2)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
   ADR--American Depositary Receipt.


-------------------------------------------------------------------------------
                                                        AMOUNT             PER
                                                         (000)           SHARE
-------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
Paid-in Capital--Note E                           $ 14,448,903         $ 40.08
Overdistributed Net
  Investment Income--Note E                             (8,035)           (.02)
Accumulated Net
  Realized Gains--Note E                               139,049             .39
Unrealized Appreciation--
  Note F                                             7,182,194           19.93
-------------------------------------------------------------------------------
NET ASSETS                                        $ 21,762,111         $ 60.38
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                                   PRIMECAP FUND
                                                    YEAR ENDED DECEMBER 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                       $   114,545
  Interest                                                             163,822
  Security Lending                                                       3,498
--------------------------------------------------------------------------------
   Total Income                                                    $   281,865
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                      39,304
  The Vanguard Group--Note C
   Management and Administrative                                        64,991
   Marketing and Distribution                                            2,251
  Custodian Fees                                                            26
  Auditing Fees                                                             17
  Shareholders' Reports                                                    393
  Trustees' Fees and Expenses                                               28
--------------------------------------------------------------------------------
   Total Expenses                                                      107,010
   Expenses Paid Indirectly--Note D                                     (1,608)
--------------------------------------------------------------------------------
   Net Expenses                                                        105,402
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  176,463
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                     1,262,961
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES                            (817,005)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   622,419
================================================================================
*Dividend   income  and  realized  net  gain  from  affiliated   companies  were
$21,586,000 and $85,572,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-------------------------------------------------------------------------------
                                                            PRIMECAP FUND
                                                        YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                           2000           1999
                                                          (000)          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $    176,463   $     68,663
  Realized Net Gain                                   1,262,961      1,384,850
  Change in Unrealized Appreciation
   (Depreciation)                                      (817,005)     3,525,163
-------------------------------------------------------------------------------
  Net Increase in Net Assets
   Resulting from Operations                            622,419      4,978,676
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (166,715)       (72,408)
  Realized Capital Gain                              (1,350,981)    (1,230,786)
-------------------------------------------------------------------------------
  Total Distributions                                (1,517,696)    (1,303,194)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              6,063,577      3,367,477
  Issued in Lieu of Cash Distributions                1,484,196      1,274,413
  Redeemed                                           (2,802,249)    (1,615,394)
-------------------------------------------------------------------------------
   Net Increase from Capital Share Transactions       4,745,524      3,026,496
-------------------------------------------------------------------------------
  Total Increase                                      3,850,247      6,701,978
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                  17,911,864     11,209,886
-------------------------------------------------------------------------------
  End of Year                                      $ 21,762,111   $ 17,911,864
===============================================================================

1Shares Issued (Redeemed)
  Issued                                                 89,135         61,046
  Issued in Lieu of Cash Distributions                   23,985         21,809
  Redeemed                                              (41,264)       (29,493)
-------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                    71,856         53,362
===============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------

                                                                                PRIMECAP FUND
                                                                           YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000      1999        1998       1997       1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $  62.07  $  47.66    $  39.56   $  30.08   $  26.23
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .52       .26         .34        .21        .19
 Net Realized and Unrealized Gain (Loss) on Investments      2.33     19.07        9.63      10.77       4.59
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           2.85     19.33        9.97      10.98       4.78
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.49)     (.27)       (.35)      (.20)      (.20)
 Distributions from Realized Capital Gains                  (4.05)    (4.65)      (1.52)     (1.30)      (.73)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (4.54)    (4.92)      (1.87)     (1.50)      (.93)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $  60.38  $  62.07    $  47.66   $  39.56   $  30.08
==============================================================================================================

TOTAL RETURN                                                4.47%    41.34%      25.44%     36.79%     18.31%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                      $ 21,762  $ 17,912    $ 11,210   $  8,186   $  4,204
 Ratio of Total Expenses to Average Net Assets              0.48%     0.51%       0.51%      0.51%      0.59%
 Ratio of Net Investment Income to
  Average Net Assets                                        0.80%     0.50%       0.78%      0.69%      0.69%
 Portfolio Turnover Rate                                      11%       19%         13%        13%        10%
==============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2000, the advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $4,095,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $1,594,000 and $14,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended December 31, 2000, the fund purchased $5,662,134,000 of investment securities and sold $2,235,462,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $10,978,000 from undistributed net investment income, and $76,165,000 from accumulated net realized gains, to paid-in capital.

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,182,194,000, consisting of unrealized gains of $8,185,164,000 on securities that had risen in value since their purchase and $1,002,970,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at December 31, 2000, was $6,466,000, for which the fund held cash collateral of $7,001,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,290,858,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 2000, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 39.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund



BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund



MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund



VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.
--------------------------------------------------------------------------------
BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.
--------------------------------------------------------------------------------
BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.
--------------------------------------------------------------------------------
JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.
--------------------------------------------------------------------------------
J. Lawrence Wilson (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q590 022001